SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   ---------------------------------------

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 3, 1996

                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          Commission File Number 0-9439

             TEXAS                                               74-2157138
(State or other Jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                            Identification No.)

1200 SAN BERNARDO, LAREDO, TEXAS                                 78040-1359
(Address of principal executive offices)                         (ZIP Code)

     (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (210) 722-7611

                                      NONE
        (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

      On October 3, 1996, International Bancshares Corporation ("IBC") issued a news release announcing that had entered into a definitive agreement relating to the acquisition by International Bank of Commerce, Laredo, Texas, IBC's lead bank subsidiary, of five branches of Bank of America, Texas located in Angleton, Freeport, Texas City, Lake Jackson and Rosenberg, Texas. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated October 3, 1996.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        INTERNATIONAL BANCSHARES CORPORATION
                          (Registrant)

                      By: /s/ DENNIS E. NIXON
                              DENNIS E. NIXON, President,
                              and Chief Executive Officer

Date:  October 9, 1996

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
                                  EXHIBIT INDEX


         Exhibit                                          Page
         Number                  Description             Number
         -------                 -----------             ------
         99            News Release of International       5
                       Bancshares Corporation dated
                       October 3, 1996

                                       4